                                                                    EXHIBIT 99.1

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-H

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)

                                   MLCC 2003-H
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                DECEMBER 3, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT

Matt Whalen              (212) 449-0752
Paul Park                (212) 449-6380
Ted Bouloukos            (212) 449-5029
Fred Hubert              (212) 449-5071
Alan Chan                (212) 449-8140
Alice Chang              (212) 449-1701
Sonia Lee                (212) 449-5067
Amanda de Zutter         (212) 449-0425

TRADING

Scott Soltas             (212) 449-3659
Charles Sorrentino       (212) 449-3659

RESEARCH

Glenn Costello           (212) 449-4457

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

DEAL STRUCTURE SUMMARY:

                                   MLCC 2003-H

             $750,000,000 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                                       PYMT WINDOW
                                WAL (YRS)                (MONTHS)              CERTIFICATE                       EXPECTED RTGS
CLASS  PRINCIPAL BALANCE (1)  (CALL/MAT)(2)           (CALL/MAT)(2)           INTEREST RATES    TRANCHE TYPE   S&P/MOODY'S/FITCH
--------------------------------------------------------------------------------------------------------------------------------
A-1    $ 526,749,900            3.99/4.31            1-124/1-299               Floater (3)         Senior         AAA/Aaa/AAA
A-2    $ 100,000,000            3.99/4.31            1-124/1-299               Floater (4)         Senior         AAA/Aaa/AAA
A-3    $ 100,000,000            3.99/4.31            1-124/1-299                WAC PT (5)         Senior         AAA/Aaa/AAA
X-A-1  $ 626,749,900 (7)(8)        N/A                   N/A                  Interest Only   Notional/Senior     AAA/Aaa/AAA
X-A-2  $ 626,749,900 (7)(9)                                                                   Notional/Senior     AAA/Aaa/AAA
X-B    $  13,875,000 (7)(10)                 Information Not Provided Hereby                  Notional/Senior     AAA/Aaa/AAA
A-R    $         100                                                                              Residual        AAA/Aaa/AAA
B-1    $   7,875,000            6.77/7.44           39-124/39-299              Floater (6)      Subordinate       AA+/Aa2/AA+
B-2    $   6,000,000            6.77/7.44           39-124/39-299              Floater (6)      Subordinate         A+/A2/A+
B-3    $   3,375,000                                                                            Subordinate      BBB+/Baa2/BBB
B-4    $   1,875,000                         Information Not Provided Hereby                    Subordinate        BB+/Ba2/BB
B-5    $   1,500,000                                                                            Subordinate         B+/B2/B
B-6    $   2,625,000                                                                            Subordinate         NR/NR/NR
--------------------------------------------------------------------------------------------------------------------------------
TOTAL  $ 750,000,000
--------------------------------------------------------------------------------------------------------------------------------

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Class A-3 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group III Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, Class A-3, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, Class A-3, Class B-1 and Class B-2 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date (as described herein)), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

(5) The Class A-3 Certificates will have an interest rate equal to the weighted average of the net interest rates on the Group III Mortgage Loans.

(6) The Class B-1 and Class B-2 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)),
     (ii) the Subordinate Net WAC and (iii) 11.75%.

(7) Balances shown with respect to the Class X-A-1, Class X-A-2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(8) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-1 Certificates. Such class is interest-only and will not be entitled to distributions of principal. The interest rate on each of the two components of the Class X-A-1 Certificates will be 1.00% subject to a cap equal to the weighted average interest rate of the mortgage loans in the loan pool related to each component.

(9) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-2 certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A-2 Certificates as described in the Prospectus Supplement.

(10) The balance shown is the initial notional amount of the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

DEPOSITOR:                   Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:                Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:                 Banc of America Securities LLC and Countrywide
                             Securities Corporation

TRUSTEE:                     Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:             S&P, Moody's and Fitch will rate the Offered
                             Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:                December 1, 2003.

PRICING DATE:                On or about December [4], 2003.

CLOSING DATE:                On or about December [22], 2003.

DISTRIBUTION DATES:          The 25th day of each month (or if not a business
                             day, the next succeeding business day), commencing in January 2004.

CERTIFICATES:                The "Senior Certificates" will consist of the Class
                             A-1, Class A-2 and Class A-3 (together, the "Class
                             A Certificates"), the Class X-A-1, the Class X-A-2, and Class X-B (together, the "Class X
                             Certificates") and Class A-R Certificates. The
                             "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class
                             B-5 and Class B-6 Certificates. The Senior
                             Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2,
                             Class A-3, Class X-A-1, Class X-A-2, Class B-1,
                             Class B-2, Class B-3 and Class X-B Certificates
                             (collectively, the "Offered Certificates") are being offered publicly.

REGISTRATION:                The Offered Certificates will be made available in
                             book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:       It is anticipated that, for federal income tax
                             purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests,
                             (ii) the Class A-1, Class A-2, Class X-A-1, Class
                             B-1 and Class B-2 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:           The Offered Certificates are expected to be ERISA
                             eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:             The Senior Certificates (other than the Class A-R
                             Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

CLEAN-UP CALL:               The terms of the transaction allow for an optional
                             termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT SPEED:    The Offered Certificates will be priced to a
                             prepayment speed of 20% CPR.

MORTGAGE LOANS:              The trust will consist of 3 groups of 1,926
                             adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the statistical pool of $726,646,887.41 aggregate principal balance of Mortgage Loans, as of November 30, 2003. The
                             Mortgage Loans are one-month LIBOR indexed
                             (approximately 23.56% of the Mortgage Loans) or six-month LIBOR indexed (approximately 76.44% of the Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first
                             10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:              The Group I Mortgage Loans have an aggregate
                             statistical principal balance of $526,675,255.41, as of November 30, 2003, which equals approximately
                             72.48% of the Mortgage Loans. The Group I Mortgage
                             Loans are one-month LIBOR indexed (approximately
                             32.50% of the Group I Mortgage Loans) or six-month
                             LIBOR indexed (approximately 67.50% of the Group I
                             Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I
                             Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:              The Group II Mortgage Loans have an aggregate
                             statistical principal balance of $99,985,819.03, as of November 30, 2003, which equals approximately
                             13.76% of the Mortgage Loans. The Group II Mortgage
                             Loans are all six-month LIBOR indexed Mortgage
                             Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP III
MORTGAGE LOANS:              The Group III Mortgage Loans have an aggregate
                             statistical principal balance of $99,985,812.97, as of November 30, 2003, which equals approximately
                             13.76% of the Mortgage Loans. The Group III
                             Mortgage Loans are all six-month LIBOR indexed
                             Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group III Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

ACCRUED INTEREST:            The Class A-1, Class A-2, Class B-1 and Class B-2
                             Certificates will settle flat.

ACCRUAL PERIOD:              The interest accrual period (the "Accrual Period")
                             with respect to the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates for each Distribution
                             Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis.
                             The interest accrual period for the Class A-3, Class B-3 and Class X Certificates for each
                             Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:                  The Class A-1, Class A-2, Class B-1 and Class B-2
                             Certificates will have 0 delay days.

NET WAC CAPS:                In the case of the Class A-1 Certificates, the
                             weighted average of the net mortgage rates for the Group I Mortgage Loans, the "Group I Net WAC Cap".
                             In the case of the Class A-2 Certificates, the weighted average of the net mortgage rates for the Group II Mortgage Loans, the "Group II Net WAC
                             Cap". In the case of the Class B-1 and Class B-2
                             Certificates, the weighted average of the net mortgage rates for the Group I, Group II and Group
                             III Mortgage Loans, weighted on the basis of the related group subordinate amount (the "Subordinate
                             Net WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group I Mortgage Loans over the aggregate certificate principal balance of the Senior
                             Certificates related to Group I. The related group subordinated amount for the Group II Mortgage Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior
                             Certificates related to Group II. The related group subordinated amount for the Group III Mortgage
                             Loans will equal the excess of the aggregate principal of the Group III Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group III.

                             If on any Distribution Date, the Certificate
                             Interest Rate of the Class A-1, Class A-2, Class B-1 or Class B-2 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

CREDIT ENHANCEMENT:            Senior/subordinate, shifting interest structure.

                                    BOND       INITIAL
CERTIFICATES   S&P/MOODY'S/FITCH   SIZES*   SUBORDINATION*
------------   -----------------   ------   --------------
SENIOR
CERTIFICATES   AAA/Aaa/AAA         96.90%       3.10%

CLASS B-1      AA+/Aa2/AA+          1.05%       2.05%

CLASS B-2      A+/A2/A+             0.80%       1.25%

                             *Preliminary and subject to revision.

SHIFTING INTEREST:           Until the Distribution Date occurring on or after
                             [January 2014], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior
                             Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                             Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                             The prepayment percentages on the Subordinate Certificates are as follows:

                             January 2004 - December 2014 [0% Pro Rata Share] January 2014 - December 2015 [30% Pro Rata Share] January 2015 - December 2016 [40% Pro Rata Share] January 2016 - December 2017 [60% Pro Rata Share] January 2017 - December 2018 [80% Pro Rata Share]
                             January 2018 and after        [100% Pro Rata Share]

                             Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [January 2007] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                             Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

ALLOCATION OF REALIZED
LOSSES: Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:               Distributions on the Certificates will be made on
                             each Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1, Class
                             A-2, Class A-3 and Class A-R Certificates), group I and II (in the case of the Class X-A-1 and Class
                             X-A-2 Certificates), and all three mortgage groups
                             (in the case of the Class B-1, Class B-2 and Class
                             B-3 and the other subordinate certificates), in the following order of priority:

                             1) To the Class A-R, Class A-1, Class A-2, Class
                                A-3, Class X-A-1, Class X-A-2 and Class X-B
                                Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A-1, Class X-A-2 and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                             2) Concurrently as follows:

                                   i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to
                                        (4) and (5) below).

                                   ii)  To Class A-2, until its principal
                                        balance is reduced to zero, all
                                        principal received with respect to the
                                        Group II Mortgage Loans (other than any
                                        portion of such principal distributable
                                        to the Class B Certificates pursuant to
                                        (4) and (5) below).

                                   iii) To Class A-3, until its principal
                                        balance is reduced to zero, all
                                        principal received with respect to the
                                        Group III Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to
                                        (4) and (5) below).

                             3) To the Class B-1 and Class B-2 Certificates, in
                                sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                             4) To the Class B-1 and Class B-2 Certificates, in
                                sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                             5) To the Class B-3, Class B-4, Class B-5 and
                                Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-3 Certificates paid prior to any amounts being paid to Class B-4, Class B-5 and class B-6 Certificates and all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                             6) To the Class A-R Certificate, any remaining
                                amount.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2

          SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1 AND CLASS B-2

                                ASSUMPTIONS:
                      ------------------------------
                      20% CPR
                      Hard Cap: 11.75%
                      To Call
                      Initial 1 Month LIBOR: 1.17%
                      Initial 6 Month LIBOR: 1.27%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                           ORIGINAL  REMAINING
                                        CURRENT     NET    TERM TO    TERM TO   INTEREST-ONLY              MAXIMUM  MINIMUM
                          PRINCIPAL    MORTGAGE  MORTGAGE  MATURITY  MATURITY     REMAINING      GROSS    MORTGAGE  MORTGAGE
POOL     LOAN TYPE       BALANCE($)*    RATE(%)   RATE(%)  (MNTHS)   (MONTHS)     (MONTHS)     MARGIN(%)   RATE(%)   RATE(%)
----     ---------       -----------    -------   -------  -------   --------     --------     ---------   -------  -------
 1    One-Month LIBOR  176,676,263.84    2.955     2.705     300        299          119         1.830     12.000    1.830

 1    Six-Month LIBOR  366,925,378.72    3.126     2.876     300        299          119         1.921     12.000    1.921

 2    Six-Month LIBOR  103,199,181.85    3.136     2.886     300        299          119         1.927     12.000    1.927

 3    Six-Month LIBOR  103,199,175.59    3.128     2.878     300        299          119         1.922     12.000    1.922
                       --------------
                       750,000,000.00

                                      RATE
                       NEXT RATE   ADJUSTMENT
                       ADJUSTMENT   FREQUENCY
POOL     LOAN TYPE      (MONTHS)    (MONTHS)
----     ---------      --------    --------
 1    One-Month LIBOR      1            1

 1    Six-Month LIBOR      5            6

 2    Six-Month LIBOR      5            6

 3    Six-Month LIBOR      5            6

*Repline Principal Balances have been scaled up.

The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

               GROUP I NET (1)     GROUP II (2)
DISTRIBUTION   --------------    ----------------   SUBORDINATE(1) (2)
   PERIOD        WAC CAP (%)      NET WAC CAP (%)     NET WAC CAP (%)
------------   ---------------   ----------------   ------------------
     1               2.82              2.89                2.84
     2               2.84              2.89                2.85
     3               5.76              2.89                4.97
     4               5.76              2.89                4.97
     5               5.76              2.89                4.97
     6              11.75             11.75               11.75
7 and after         11.75             11.75               11.75

(1)  1 Month LIBOR has a lookback period of 25 days.

(2)  6 Month LIBOR has a lookback period of 45 days.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

Total Current Balance              $726,646,887.41
Total Number of Loans                        1,926

                                    AVERAGE OR
                               WEIGHTED AVERAGE (1)     MINIMUM         MAXIMUM
                               --------------------     -------         -------
Current Balance                    $377,282.91        $11,572.28    $4,500,000.00
Original Balance                   $378,604.82        $20,173.00    $4,500,000.00

Loan Rate                                3.087%            2.000%           3.875%
Servicing Fee                            0.250%            0.250%           0.250%
Net Loan Rate                            2.837%            1.750%           3.625%

Gross Margin                             1.900%            0.875%           2.625%
Maximum Loan Rate                       12.000%           12.000%          12.000%

Original LTV                             68.47%             4.55%          100.00%
Effective LTV                            64.39%             4.55%           95.00%

Credit Score                               727               560              818

Original Term (mos)                        300               300              300
Remaining Term (mos)                       299               285              300
Seasoning (mos)                              1                 0               15

Next Rate Reset                              4                 1                6
Rate Adj Freq                                5                 1                6
First Rate Adj Freq (2)                      5                 2                6

IO Original Term                           120               120              120
IO Remaining Term                          119               105              120

Top State Concentrations ($) CA(20.74%),FL(8.81%),NY(7.24%),NJ(5.94%),TX(5.11%)

First Pay Date                 10/01/02      01/01/04
Rate Change Date               01/01/04      06/01/04
Maturity Date                  09/01/27      12/01/28

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

                                                        % OF AGGREGATE
                                       AGGREGATE       PRINCIPAL BALANCE
                     NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
     INDEX        MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
---------------   --------------   -----------------   -----------------
One-Month LIBOR          414       $  171,175,009.60         23.56%
Six-Month LIBOR        1,512          555,471,877.81         76.44
                       -----       -----------------        ------
TOTAL:                 1,926       $  726,646,887.41        100.00%
                       =====       =================        ======

                                                                   % OF AGGREGATE
                                                   AGGREGATE      PRINCIPAL BALANCE
    RANGE OF CUT-OFF DATE         NUMBER OF    PRINCIPAL BALANCE  OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)  MORTGAGE LOANS     OUTSTANDING     THE CUT-OFF DATE
-----------------------------  --------------  -----------------  -----------------
0.01 to 100,000.00                    193       $ 14,367,535.50          1.98%
100,000.01 to 200,000.00              553         83,067,810.06         11.43
200,000.01 to 300,000.00              380         93,747,121.91         12.90
300,000.01 to 400,000.00              225         78,206,543.71         10.76
400,000.01 to 500,000.00              171         77,194,533.16         10.62
500,000.01 to 600,000.00              109         60,444,658.41          8.32
600,000.01 to 700,000.00               58         37,652,698.04          5.18
700,000.01 to 800,000.00               47         35,415,233.04          4.87
800,000.01 to 900,000.00               36         30,599,930.53          4.21
900,000.01 to 1,000,000.00             44         42,433,178.57          5.84
1,000,000.01 to 1,100,000.00           15         15,855,750.00          2.18
1,100,000.01 to 1,200,000.00           10         11,661,672.74          1.60
1,200,000.01 to 1,300,000.00           16         20,316,117.15          2.80
1,300,000.01 to 1,400,000.00           11         15,080,075.60          2.08
1,400,000.01 to 1,500,000.00           11         16,202,500.00          2.23
1,500,000.01 to 2,000,000.00           37         65,996,244.00          9.08
2,000,000.01 to 2,500,000.00            5         11,585,284.99          1.59
2,500,000.01 to 3,000,000.00            3          8,320,000.00          1.14
3,000,000.01 or greater                 2          8,500,000.00          1.17
                                    -----       ---------------        ------
TOTAL:                              1,926       $726,646,887.41        100.00%
                                    =====       ===============        ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

                                                           % OF AGGREGATE
                                          AGGREGATE       PRINCIPAL BALANCE
RANGE OF CURRENT        NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MORTGAGE RATES (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------   --------------   -----------------   -----------------
1.751 to 2.000                1        $  2,000,000.00           0.28%
2.001 to 2.250                4             960,765.00           0.13
2.251 to 2.500               14           8,233,606.55           1.13
2.501 to 2.750              254          85,720,553.35          11.80
2.751 to 3.000              493         180,814,194.08          24.88
3.001 to 3.250            1,079         397,762,890.24          54.74
3.251 to 3.500               78          41,304,878.20           5.68
3.501 to 3.750                2           5,349,999.99           0.74
3.751 to 4.000                1           4,500,000.00           0.62
                          -----        ---------------         ------
TOTAL:                    1,926        $726,646,887.41         100.00%
                          =====        ===============         ======

                                                                % OF AGGREGATE
                                               AGGREGATE       PRINCIPAL BALANCE
                             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
REMAINING TERM (MONTHS)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------   --------------   -----------------   -----------------
285                                1        $    307,500.00           0.04%
289                                1             100,000.00           0.01
291                                2             528,561.17           0.07
292                                1             366,189.27           0.05
293                                2             446,500.00           0.06
294                                3           2,035,830.89           0.28
295                               22           9,499,739.91           1.31
296                               31          16,221,072.52           2.23
297                              176          53,239,925.34           7.33
298                              337         114,970,805.90          15.82
299                            1,009         390,063,487.24          53.68
300                              341         138,867,275.17          19.11
                               -----        ---------------         ------
TOTAL:                         1,926        $726,646,887.41         100.00%
                               =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
   RANGE OF ORIGINAL          NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------
0.01 to 10.00                       4        $  1,177,301.00           0.16%
10.01 to 20.00                     32           6,181,031.01           0.85
20.01 to 30.00                     63          14,825,335.55           2.04
30.01 to 40.00                    107          35,908,182.91           4.94
40.01 to 50.00                    201          75,990,655.95          10.46
50.01 to 60.00                    198          85,357,264.08          11.75
60.01 to 70.00                    297         139,610,552.90          19.21
70.01 to 75.00                    232          95,190,491.57          13.10
75.01 to 80.00                    508         160,951,544.37          22.15
80.01 to 85.00                     17           5,364,587.20           0.74
85.01 to 90.00                     51          19,351,387.67           2.66
90.01 to 95.00                     64          14,392,322.63           1.98
95.01 to 100.00                   152          72,346,230.57           9.96
                                -----        ---------------         ------
TOTAL:                          1,926        $726,646,887.41         100.00%
                                =====        ===============         ======

                                                             % OF AGGREGATE
 RANGE OF EFFECTIVE                         AGGREGATE       PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS      NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
 AT ORIGINATION (%)    MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------------   --------------   -----------------   -----------------
0.01 to 10.00                   4        $  1,177,301.00           0.16%
10.01 to 20.00                 32           6,181,031.01           0.85
20.01 to 30.00                 63          14,825,335.55           2.04
30.01 to 40.00                107          35,908,182.91           4.94
40.01 to 50.00                243          89,990,418.46          12.38
50.01 to 60.00                200          94,689,265.08          13.03
60.01 to 70.00                464         215,416,224.52          29.65
70.01 to 75.00                228          91,870,237.57          12.64
75.01 to 80.00                492         155,295,992.07          21.37
80.01 to 85.00                 11           2,983,599.23           0.41
85.01 to 90.00                 34           8,616,071.68           1.19
90.01 to 95.00                 48           9,693,228.33           1.33
                            -----        ---------------         ------
TOTAL:                      1,926        $726,646,887.41         100.00%
                            =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

                                                               % OF AGGREGATE
                                              AGGREGATE       PRINCIPAL BALANCE
                            NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
RANGE OF CREDIT SCORES   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
----------------------   --------------   -----------------   -----------------
Not Available                     2        $    557,500.00           0.08%
551 to 575                        7           4,949,500.00           0.68
576 to 600                       17           5,563,827.00           0.77
601 to 625                       19          13,382,250.98           1.84
626 to 650                       80          29,629,701.24           4.08
651 to 675                      162          73,541,209.13          10.12
676 to 700                      214          80,556,535.00          11.09
701 to 725                      276         112,473,891.04          15.48
726 to 750                      293         118,555,567.06          16.32
751 to 775                      429         149,501,584.52          20.57
776 to 800                      358         120,934,144.22          16.64
801 to 825                       69          17,001,177.22           2.34
                              -----        ---------------         ------
TOTAL:                        1,926        $726,646,887.41         100.00%
                              =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

                                                             % OF AGGREGATE
                                            AGGREGATE       PRINCIPAL BALANCE
                          NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
GEOGRAPHIC AREA        MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------------   --------------   -----------------   -----------------
Alabama                        30        $  7,353,676.70           1.01%
Alaska                          2             433,500.00           0.06
Arizona                        48          13,855,081.24           1.91
Arkansas                       11           3,012,710.00           0.41
California                    227         150,708,569.23          20.74
Colorado                       63          28,804,442.90           3.96
Connecticut                    22          16,637,077.00           2.29
Delaware                        7           2,424,482.05           0.33
District of Columbia            6           3,671,288.99           0.51
Florida                       177          64,000,571.76           8.81
Georgia                       113          29,627,072.14           4.08
Hawaii                          7           1,939,015.01           0.27
Idaho                           3             446,661.36           0.06
Illinois                       73          29,136,794.71           4.01
Indiana                        33          10,188,755.27           1.40
Iowa                            9           2,120,574.33           0.29
Kansas                         11           1,832,851.17           0.25
Kentucky                       18           4,580,254.17           0.63
Louisiana                       9           1,885,628.98           0.26
Maine                           6           2,071,586.00           0.29
Maryland                       35          11,168,559.55           1.54
Massachusetts                  39          21,348,079.43           2.94
Michigan                       61          19,008,537.33           2.62
Minnesota                      20           6,311,096.26           0.87
Mississippi                     7           1,849,051.00           0.25
Missouri                       29           7,989,346.04           1.10
Montana                         6           2,794,701.16           0.38
Nebraska                        3             850,000.00           0.12
Nevada                         50          21,912,939.03           3.02
New Hampshire                   9           2,465,631.45           0.34
New Jersey                     99          43,130,954.70           5.94
New Mexico                      6           1,686,990.00           0.23
New York                      113          52,629,731.37           7.24
North Carolina                 37           9,524,021.68           1.31
North Dakota                    1             124,800.00           0.02
Ohio                           54          13,696,525.74           1.88
Oklahoma                       14           2,589,763.23           0.36
Oregon                         11           3,260,115.56           0.45
Pennsylvania                   63          17,624,423.58           2.43
Rhode Island                    7           3,057,339.84           0.42
South Carolina                 43          12,033,651.98           1.66
South Dakota                    3             593,299.05           0.08
Tennessee                      28           7,132,515.57           0.98
Texas                         141          37,159,680.76           5.11
Utah                           21           6,733,181.74           0.93
Vermont                         6             975,172.00           0.13
Virginia                      101          31,736,481.07           4.37
Virgin Islands                  3             558,000.00           0.08
Washington                     26           9,112,999.58           1.25
West Virginia                   5           1,051,694.19           0.14
Wisconsin                      10           1,807,011.51           0.25
                            -----        ---------------         ------
TOTAL:                      1,926        $726,646,887.41         100.00%
                            =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

                                                        % OF AGGREGATE
                                       AGGREGATE       PRINCIPAL BALANCE
                     NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
OCCUPANCY TYPE    MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
---------------   --------------   -----------------   -----------------
Primary                1,624        $609,275,745.47          83.85%
Second Home              213          96,023,155.93          13.21
Investment                89          21,347,986.01           2.94
                       -----        ---------------         ------
TOTAL:                 1,926        $726,646,887.41         100.00%
                       =====        ===============         ======

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
                              NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
PROPERTY TYPE              MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------
Single Family                   1,168        $450,627,456.50          62.01%
Planned Unit Development           50           9,813,437.65           1.35
Condominium                       216          75,247,386.07          10.36
Cooperative                        27           9,256,888.15           1.27
Two- to Four-Family                26          10,171,565.78           1.40
De Minimis PUD                    439         171,530,153.26          23.61
                                -----        ---------------         ------
TOTAL:                          1,926        $726,646,887.41         100.00%
                                =====        ===============         ======

                                                                % OF AGGREGATE
                                               AGGREGATE       PRINCIPAL BALANCE
                             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
LOAN PURPOSE              MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------  --------------   -----------------   -----------------
Purchase                         627        $270,792,558.96          37.27%
Refinance (No Cash-out)          701         215,440,917.40          29.65
Refinance (Cash-out)             598         240,413,411.05          33.09
                               -----        ---------------         ------
TOTAL:                         1,926        $726,646,887.41         100.00%
                               =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

                                                                         % OF AGGREGATE
                                                        AGGREGATE       PRINCIPAL BALANCE
                                      NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
LOAN DOCUMENTATION                 MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------------------------   --------------   -----------------   -----------------
Full Documentation                      1,168        $505,331,393.66          69.54%
Alternative Documentation                 282          82,166,905.21          11.31
Stated Documentation                      130          39,029,809.41           5.37
No Income/No Ratio Documentation          346         100,118,779.13          13.78
                                        -----        ---------------         ------
TOTAL:                                  1,926        $726,646,887.41         100.00%
                                        =====        ===============         ======

                                                      % OF AGGREGATE
                                     AGGREGATE       PRINCIPAL BALANCE
                   NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
CHANNEL         MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------   --------------   -----------------   -----------------
Retail               1,686        $622,314,163.38          85.64%
Correspondent          180          69,715,124.95           9.59
Broker                  60          34,617,599.08           4.76
                     -----        ---------------         ------
TOTAL:               1,926        $726,646,887.41         100.00%
                     =====        ===============         ======

                                                    % OF AGGREGATE
                                   AGGREGATE       PRINCIPAL BALANCE
                 NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MARGINS (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------   --------------   -----------------   -----------------
0.875                  1        $  2,000,000.00           0.28%
1.000                  3             870,265.00           0.12
1.125                  2             850,500.00           0.12
1.250                  5           3,870,000.00           0.53
1.375                 18           7,450,850.55           1.03
1.500                120          42,334,072.42           5.83
1.625                348         113,037,409.33          15.56
1.750                 41          14,786,833.22           2.03
1.875                250          99,606,127.52          13.71
2.000                987         355,350,985.50          48.90
2.125                 89          49,047,375.68           6.75
2.250                 57          23,192,468.20           3.19
2.375                  3           6,899,999.99           0.95
2.500                  1           2,850,000.00           0.39
2.625                  1           4,500,000.00           0.62
                   -----        ---------------         ------
TOTAL:             1,926        $726,646,887.41         100.00%
                   =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                              TOTAL MORTGAGE LOANS
                                 As of 11/30/03

                                                                  % OF AGGREGATE
                                                 AGGREGATE       PRINCIPAL BALANCE
                               NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------------------   --------------   -----------------   -----------------
12.000                           1,926        $726,646,887.41         100.00%
                                 -----        ---------------         ------
TOTAL:                           1,926        $726,646,887.41         100.00%
                                 =====        ===============         ======

                                                                  % OF AGGREGATE
                                                 AGGREGATE       PRINCIPAL BALANCE
                               NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------------------   --------------   -----------------   -----------------
January 2004                       361        $152,805,792.72          21.03%
February 2004                       92          35,794,139.84           4.93
March 2004                         141          40,978,814.42           5.64
April 2004                         262          87,521,742.11          12.04
May 2004                           793         294,190,685.14          40.49
June 2004                          277         115,355,713.18          15.88
                                 -----        ---------------         ------
TOTAL:                           1,926        $726,646,887.41         100.00%
                                 =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

Total Current Balance              $526,675,255.41
Total Number of Loans                        1,401

                                    AVERAGE OR
                               WEIGHTED AVERAGE (1)     MINIMUM         MAXIMUM
                               --------------------     -------         -------
Current Balance                    $375,928.09        $19,152.24    $4,500,000.00
Original Balance                   $377,356.91        $20,173.00    $4,500,000.00

Loan Rate                                3.070%            2.000%           3.875%
Servicing Fee                            0.250%            0.250%           0.250%
Net Loan Rate                            2.820%            1.750%           3.625%

Gross Margin                             1.891%            0.875%           2.625%
Maximum Loan Rate                       12.000%           12.000%          12.000%

Original LTV                             68.73%             4.55%          100.00%
Effective LTV                            64.49%             4.55%           95.00%

Credit Score                               727               560              818

Original Term (mos)                        300               300              300
Remaining Term (mos)                       299               285              300
Seasoning (mos)                              1                 0               15

Next Rate Reset                              4                 1                6
Rate Adj Freq                                4                 1                6
First Rate Adj Freq (2)                      5                 2                6

IO Original Term                           120               120              120
IO Remaining Term                          119               105              120

Top State Concentrations ($)  CA(21.40%),FL(7.54%),NY(7.01%),VA(5.29%),NJ(5.29%)

First Pay Date                     10/01/02        01/01/04
Rate Change Date                   01/01/04        06/01/04
Maturity Date                      09/01/27        12/01/28

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

                                                        % OF AGGREGATE
                                       AGGREGATE       PRINCIPAL BALANCE
                     NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
INDEX             MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
---------------   --------------   -----------------   -----------------
One-Month LIBOR          414        $171,175,009.60          32.50%
Six-Month LIBOR          987         355,500,245.81          67.50
                       -----        ---------------         ------
TOTAL:                 1,401        $526,675,255.41         100.00%
                       =====        ===============         ======

                                                                      % OF AGGREGATE
                                                     AGGREGATE       PRINCIPAL BALANCE
    RANGE OF CUT-OFF DATE          NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------------   --------------   -----------------   -----------------
0.01 to 100,000.00                     149        $ 11,083,913.89           2.10%
100,000.01 to 200,000.00               402          60,801,287.00          11.54
200,000.01 to 300,000.00               268          66,255,539.34          12.58
300,000.01 to 400,000.00               175          61,140,265.32          11.61
400,000.01 to 500,000.00               114          51,071,459.11           9.70
500,000.01 to 600,000.00                81          45,240,520.81           8.59
600,000.01 to 700,000.00                42          27,381,253.04           5.20
700,000.01 to 800,000.00                33          24,726,796.69           4.69
800,000.01 to 900,000.00                30          25,388,187.54           4.82
900,000.01 to 1,000,000.00              31          30,033,923.52           5.70
1,000,000.01 to 1,100,000.00             5           5,230,250.00           0.99
1,100,000.01 to 1,200,000.00             8           9,380,587.00           1.78
1,200,000.01 to 1,300,000.00            13          16,506,117.16           3.13
1,300,000.01 to 1,400,000.00             8          11,039,011.00           2.10
1,400,000.01 to 1,500,000.00             9          13,207,500.00           2.51
1,500,000.01 to 2,000,000.00            25          44,753,359.00           8.50
2,000,000.01 to 2,500,000.00             4           9,485,284.99           1.80
2,500,000.01 to 3,000,000.00             2           5,450,000.00           1.03
3,000,000.01 or greater                  2           8,500,000.00           1.61
                                     -----        ---------------         ------
TOTAL:                               1,401        $526,675,255.41         100.00%
                                     =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

                                                           % OF AGGREGATE
                                          AGGREGATE       PRINCIPAL BALANCE
RANGE OF CURRENT        NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MORTGAGE RATES (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------   --------------   -----------------   -----------------
1.751 to 2.000                1        $  2,000,000.00           0.38%
2.001 to 2.250                4             960,765.00           0.18
2.251 to 2.500               13           7,133,606.55           1.35
2.501 to 2.750              208          67,599,607.94          12.84
2.751 to 3.000              403         149,193,758.77          28.33
3.001 to 3.250              720         260,082,697.17          49.38
3.251 to 3.500               49          29,854,819.99           5.67
3.501 to 3.750                2           5,349,999.99           1.02
3.751 to 4.000                1           4,500,000.00           0.85
                          -----        ---------------         ------
TOTAL:                    1,401        $526,675,255.41         100.00%
                          =====        ===============         ======

                                                                % OF AGGREGATE
                                               AGGREGATE       PRINCIPAL BALANCE
                             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
REMAINING TERM (MONTHS)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------   --------------   -----------------   -----------------
285                                1        $    307,500.00           0.06%
289                                1             100,000.00           0.02
291                                2             528,561.17           0.10
292                                1             366,189.27           0.07
293                                2             446,500.00           0.08
295                               19           7,966,977.97           1.51
296                               24          12,461,963.28           2.37
297                              135          40,011,882.72           7.60
298                              244          84,919,886.44          16.12
299                              728         274,455,361.52          52.11
300                              244         105,110,433.04          19.96
                               -----        ---------------         ------
TOTAL:                         1,401        $526,675,255.41         100.00%
                               =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
   RANGE OF ORIGINAL          NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------
0.01 to 10.00                       4        $  1,177,301.00           0.22%
10.01 to 20.00                     25           4,652,415.89           0.88
20.01 to 30.00                     44           9,812,327.29           1.86
30.01 to 40.00                     77          23,180,411.73           4.40
40.01 to 50.00                    146          54,516,795.83          10.35
50.01 to 60.00                    146          62,110,170.20          11.79
60.01 to 70.00                    216         103,649,384.33          19.68
70.01 to 75.00                    166          69,010,602.88          13.10
75.01 to 80.00                    364         116,242,803.99          22.07
80.01 to 85.00                     15           4,123,298.14           0.78
85.01 to 90.00                     32          10,782,675.53           2.05
90.01 to 95.00                     46          10,433,930.28           1.98
95.01 to 100.00                   120          56,983,138.32          10.82
                                -----        ---------------         ------
TOTAL:                          1,401        $526,675,255.41         100.00%
                                =====        ===============         ======

                                                              % OF AGGREGATE
RANGE OF EFFECTIVE                           AGGREGATE       PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS       NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
AT ORIGINATION (%)      MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------------    --------------   -----------------   -----------------
0.01 to 10.00                    4        $  1,177,301.00           0.22%
10.01 to 20.00                  25           4,652,415.89           0.88
20.01 to 30.00                  44           9,812,327.29           1.86
30.01 to 40.00                  77          23,180,411.73           4.40
40.01 to 50.00                 179          63,140,077.82          11.99
50.01 to 60.00                 148          71,442,171.20          13.56
60.01 to 70.00                 343         158,052,213.99          30.01
70.01 to 75.00                 165          68,010,602.88          12.91
75.01 to 80.00                 352         112,789,422.70          21.42
80.01 to 85.00                  10           2,746,310.17           0.52
85.01 to 90.00                  21           5,361,175.53           1.02
90.01 to 95.00                  33           6,310,825.21           1.20
                             -----        ---------------         ------
TOTAL:                       1,401        $526,675,255.41         100.00%
                             =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

                                                               % OF AGGREGATE
                                              AGGREGATE       PRINCIPAL BALANCE
                            NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
RANGE OF CREDIT SCORES   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
----------------------   --------------   -----------------   -----------------
Not Available                     2        $    557,500.00           0.11%
551 to 575                        5           4,249,500.00           0.81
576 to 600                       14           4,941,027.00           0.94
601 to 625                       15          10,556,498.69           2.00
626 to 650                       63          22,035,051.89           4.18
651 to 675                      110          49,913,852.09           9.48
676 to 700                      160          60,871,922.05          11.56
701 to 725                      190          77,140,921.68          14.65
726 to 750                      218          86,011,000.61          16.33
751 to 775                      311         112,844,763.85          21.43
776 to 800                      264          86,028,038.03          16.33
801 to 825                       49          11,525,179.52           2.19
                              -----        ---------------         ------
TOTAL:                        1,401        $526,675,255.41         100.00%
                              =====        ===============         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                          NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
GEOGRAPHIC AREA                         MORTGAGE LOANS             OUTSTANDING         THE CUT-OFF DATE
---------------                         --------------         -----------------      -----------------
Alabama                                        21              $  5,690,316.70                1.08%
Arizona                                        38                10,064,031.24                1.91
Arkansas                                       10                 2,612,710.00                0.50
California                                    169               112,690,088.30               21.40
Colorado                                       44                21,282,981.98                4.04
Connecticut                                    14                11,165,397.00                2.12
Delaware                                        3                   508,518.05                0.10
District of Columbia                            4                 3,171,288.99                0.60
Florida                                       117                39,725,275.53                7.54
Georgia                                        81                21,354,516.56                4.05
Hawaii                                          7                 1,939,015.01                0.37
Idaho                                           3                   446,661.36                0.08
Illinois                                       58                22,307,654.71                4.24
Indiana                                        24                 8,160,988.53                1.55
Iowa                                            6                 1,502,111.71                0.29
Kansas                                          9                 1,453,274.36                0.28
Kentucky                                       11                 3,325,975.78                0.63
Louisiana                                       6                 1,492,333.00                0.28
Maine                                           3                   678,086.00                0.13
Maryland                                       27                 9,462,710.62                1.80
Massachusetts                                  29                15,700,906.43                2.98
Michigan                                       44                14,892,073.02                2.83
Minnesota                                      15                 4,149,960.00                0.79
Mississippi                                     6                 1,705,051.00                0.32
Missouri                                       22                 5,012,595.04                0.95
Montana                                         5                 2,474,701.16                0.47
Nebraska                                        3                   850,000.00                0.16
Nevada                                         38                16,585,039.33                3.15
New Hampshire                                   6                 1,965,788.49                0.37
New Jersey                                     64                27,843,821.80                5.29
New Mexico                                      5                 1,536,990.00                0.29
New York                                       77                36,893,904.36                7.01
North Carolina                                 24                 6,502,232.40                1.23
Ohio                                           36                 7,942,217.74                1.51
Oklahoma                                        8                 1,741,140.15                0.33
Oregon                                          9                 2,874,365.56                0.55
Pennsylvania                                   49                13,029,088.26                2.47
Rhode Island                                    6                 2,903,852.84                0.55
South Carolina                                 29                 7,439,454.70                1.41
South Dakota                                    3                   593,299.05                0.11
Tennessee                                      20                 4,979,782.78                0.95
Texas                                         102                25,509,237.79                4.84
Utah                                           19                 6,404,231.74                1.22
Vermont                                         5                   753,172.00                0.14
Virginia                                       86                27,872,493.54                5.29
Virgin Islands                                  1                   240,000.00                0.05
Washington                                     22                 6,739,578.32                1.28
West Virginia                                   5                 1,051,694.19                0.20
Wisconsin                                       8                 1,454,648.29                0.28
                                            -----              ---------------              ------
TOTAL:                                      1,401              $526,675,255.41              100.00%
                                            =====              ===============              ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
OCCUPANCY TYPE                          MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
--------------                          --------------         -----------------      -----------------
Primary                                      1,192               $443,966,267.91            84.30%
Second Home                                    144                 67,947,608.87            12.90
Investment                                      65                 14,761,378.63             2.80
                                             -----               ---------------           ------
TOTAL:                                       1,401               $526,675,255.41           100.00%
                                             =====               ===============           ======


                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
PROPERTY TYPE                           MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-------------                           --------------         -----------------      -----------------
Single Family                                 869               $333,767,843.09              63.37%
Planned Unit Development                       42                  8,510,225.41               1.62
Condominium                                   148                 54,163,465.17              10.28
Cooperative                                    16                  5,434,891.49               1.03
Two- to Four-Family                            22                  8,159,583.78               1.55
De Minimis PUD                                304                116,639,246.47              22.15
                                            -----               ---------------             ------
TOTAL:                                      1,401               $526,675,255.41             100.00%
                                            =====               ===============             ======


                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
LOAN PURPOSE                            MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------------                            --------------         -----------------      -----------------
Purchase                                      465               $200,533,380.12             38.08%
Refinance (No Cash-out)                       513                157,988,322.62             30.00
Refinance (Cash-out)                          423                168,153,552.67             31.93
                                            -----               ---------------            ------
TOTAL:                                      1,401               $526,675,255.41            100.00%
                                            =====               ===============            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                          NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
LOAN DOCUMENTATION                      MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------------------                      --------------         -----------------      -----------------
Full Documentation                            857               $370,060,106.55             70.26%
Alternative Documentation                     194                 55,722,824.20             10.58
Stated Documentation                           94                 27,864,067.19              5.29
No Income/No Ratio Documentation              256                 73,028,257.47             13.87
                                            -----               ---------------            ------
TOTAL:                                      1,401               $526,675,255.41            100.00%
                                            =====               ===============            ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
CHANNEL                                 MORTGAGE LOANS            OUTSTANDING         THE CUT-OFF DATE
-------                                 --------------         -----------------      -----------------
Retail                                      1,208               $438,653,515.48             83.29%
Correspondent                                 141                 57,385,250.85             10.90
Broker                                         52                 30,636,489.08              5.82
                                            -----               ---------------            ------
TOTAL:                                      1,401               $526,675,255.41            100.00%
                                            =====               ===============            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
MARGINS (%)                             MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-----------                             --------------         -----------------      -----------------
0.875                                          1               $  2,000,000.00              0.38%
1.000                                          3                    870,265.00              0.17
1.125                                          2                    850,500.00              0.16
1.250                                          5                  3,870,000.00              0.73
1.375                                         13                  4,950,106.55              0.94
1.500                                        119                 41,840,572.42              7.94
1.625                                        241                 75,459,261.81             14.33
1.750                                         30                 10,761,176.32              2.04
1.875                                        231                 92,260,961.83             17.52
2.000                                        641                221,039,976.71             41.97
2.125                                         75                 43,651,664.79              8.29
2.250                                         35                 14,870,769.99              2.82
2.375                                          3                  6,899,999.99              1.31
2.500                                          1                  2,850,000.00              0.54
2.625                                          1                  4,500,000.00              0.85
                                           -----               ---------------            ------
TOTAL:                                     1,401               $526,675,255.41            100.00%
                                           =====               ===============            ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                          NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)               MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-------------------------               --------------         -----------------      -----------------
12.000                                       1,401              $526,675,255.41            100.00%
                                             -----              ---------------            ------
TOTAL:                                       1,401              $526,675,255.41            100.00%
                                             =====              ===============            ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                          NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE               MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-------------------------               --------------         -----------------      -----------------
January 2004                                 358                $151,273,030.78             28.72%
February 2004                                 85                  32,035,030.60              6.08
March 2004                                   100                  27,750,771.80              5.27
April 2004                                   169                  57,470,822.65             10.91
May 2004                                     512                 178,582,559.42             33.91
June 2004                                    177                  79,563,040.16             15.11
                                           -----                ---------------            ------
TOTAL:                                     1,401                $526,675,255.41            100.00%
                                           =====                ===============            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP I MORTGAGE LOANS
                                 As of 11/30/03

Total Current Balance                                 $99,985,819.03
Total Number of Loans                                            263

                                AVERAGE OR
                           WEIGHTED AVERAGE (1)         MINIMUM                MAXIMUM
                           --------------------         -------                -------
Current Balance               $380,174.22             $11,572.28            $2,870,000.00
Original Balance              $381,969.25             $45,000.00            $2,870,000.00

Loan Rate                           3.136%                 2.625%                   3.500%
Servicing Fee                       0.250%                 0.250%                   0.250%
Net Loan Rate                       2.886%                 2.375%                   3.250%

Gross Margin                        1.927%                 1.375%                   2.250%
Maximum Loan Rate                  12.000%                12.000%                  12.000%

Original LTV                        69.47%                 14.04%                  100.00%
Effective LTV                       64.20%                 14.04%                   95.00%

Credit Score                          730                    574                      814

Original Term (mos)                   300                    300                      300
Remaining Term (mos)                  299                    296                      300
Seasoning (mos)                         1                      0                        4

Next Rate Reset                         5                      2                        6
Rate Adj Freq                           6                      6                        6
First Rate Adj Freq                     6                      6                        6

IO Original Term                      120                    120                      120
IO Remaining Term                     119                    116                      120

Top State Concentrations ($) CA(21.28%),FL(14.77%),NJ(6.55%),NY(6.51%),TX(5.10%)

First Pay Date                               09/01/03               01/01/04
Rate Change Date                             02/01/04               06/01/04
Maturity Date                                08/01/28               12/01/28

(1) Based on current balances

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP II MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
INDEX                                   MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-----                                   --------------         -----------------      -----------------
Six-Month LIBOR                              263                $99,985,819.03              100.00%
                                             ---                --------------              ------
TOTAL:                                       263                $99,985,819.03              100.00%
                                             ===                ==============              ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
    RANGE OF CUT-OFF DATE                NUMBER OF             PRINCIPAL BALANCE      OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)          MORTGAGE LOANS             OUTSTANDING          THE CUT-OFF DATE
-----------------------------          --------------          -----------------      -----------------
0.01 to 100,000.00                           25                 $ 1,839,243.81               1.84%
100,000.01 to 200,000.00                     73                  10,663,073.21              10.66
200,000.01 to 300,000.00                     52                  12,994,296.66              13.00
300,000.01 to 400,000.00                     25                   8,626,660.80               8.63
400,000.01 to 500,000.00                     29                  13,617,050.36              13.62
500,000.01 to 600,000.00                     17                   9,144,131.25               9.15
600,000.01 to 700,000.00                      8                   5,147,281.00               5.15
700,000.01 to 800,000.00                     10                   7,590,436.35               7.59
800,000.01 to 900,000.00                      3                   2,615,112.99               2.62
900,000.01 to 1,000,000.00                    5                   4,801,482.00               4.80
1,000,000.01 to 1,100,000.00                  6                   6,409,000.00               6.41
1,200,000.01 to 1,300,000.00                  2                   2,595,000.00               2.60
1,300,000.01 to 1,400,000.00                  2                   2,685,164.60               2.69
1,500,000.01 to 2,000,000.00                  5                   8,387,886.00               8.39
2,500,000.01 to 3,000,000.00                  1                   2,870,000.00               2.87
                                            ---                 --------------             ------
TOTAL:                                      263                 $99,985,819.03             100.00%
                                            ===                 ==============             ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
RANGE OF CURRENT                          NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
MORTGAGE RATES (%)                     MORTGAGE LOANS             OUTSTANDING          THE CUT-OFF DATE
------------------                     --------------          -----------------      -----------------
2.501 to 2.750                               21                 $ 7,382,250.06              7.38%
2.751 to 3.000                               49                  17,843,020.99             17.85
3.001 to 3.250                              180                  69,510,739.78             69.52
3.251 to 3.500                               13                   5,249,808.20              5.25
                                            ---                 --------------            ------
TOTAL:                                      263                 $99,985,819.03            100.00%
                                            ===                 ==============            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP II MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                 MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-----------------------                 --------------         -----------------      -----------------

296                                            4                $ 2,674,872.35                2.68%
297                                           17                  4,494,796.02                4.50
298                                           49                 14,176,738.05               14.18
299                                          140                 60,407,207.48               60.42
300                                           53                 18,232,205.13               18.23
                                             ---                --------------              ------
TOTAL:                                       263                $99,985,819.03              100.00%
                                             ===                ==============              ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
RANGE OF ORIGINAL                          NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)                MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------------------------                --------------         -----------------      -----------------
10.01 to 20.00                                 6               $ 1,238,815.12               1.24%
20.01 to 30.00                                 6                 1,507,536.00               1.51
30.01 to 40.00                                18                 7,812,599.05               7.81
40.01 to 50.00                                24                 8,973,093.83               8.97
50.01 to 60.00                                21                10,011,754.39              10.01
60.01 to 70.00                                40                15,788,210.06              15.79
70.01 to 75.00                                31                12,515,438.45              12.52
75.01 to 80.00                                72                23,577,985.39              23.58
80.01 to 85.00                                 1                   237,289.06               0.24
85.01 to 90.00                                10                 4,627,387.53               4.63
90.01 to 95.00                                 9                 2,171,055.94               2.17
95.01 to 100.00                               25                11,524,654.21              11.53
                                             ---               --------------             ------
TOTAL:                                       263               $99,985,819.03             100.00%
                                             ===               ==============             ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP II MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
RANGE OF EFFECTIVE                                                 AGGREGATE          PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS                       NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
AT ORIGINATION (%)                      MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------------------------                --------------         -----------------      -----------------
10.01 to 20.00                                  6               $ 1,238,815.12                1.24%
20.01 to 30.00                                  6                 1,507,536.00                1.51
30.01 to 40.00                                 18                 7,812,599.05                7.81
40.01 to 50.00                                 32                14,212,574.35               14.21
50.01 to 60.00                                 21                10,011,754.39               10.01
60.01 to 70.00                                 65                26,965,232.94               26.97
70.01 to 75.00                                 31                12,515,438.45               12.52
75.01 to 80.00                                 69                22,284,941.43               22.29
80.01 to 85.00                                  1                   237,289.06                0.24
85.01 to 90.00                                  6                 1,103,571.53                1.10
90.01 to 95.00                                  8                 2,096,066.71                2.10
                                              ---               --------------              ------
TOTAL:                                        263               $99,985,819.03              100.00%
                                              ===               ==============              ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
RANGE OF CREDIT SCORES                  MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------------------------                --------------         -----------------      -----------------
551 to 575                                    1                 $   440,000.00              0.44%
576 to 600                                    1                     188,000.00              0.19
601 to 625                                    1                     284,400.00              0.28
626 to 650                                    8                   3,221,493.00              3.22
651 to 675                                   29                  16,362,526.24             16.36
676 to 700                                   25                   6,727,781.05              6.73
701 to 725                                   43                  16,693,605.80             16.70
726 to 750                                   37                  14,971,626.54             14.97
751 to 775                                   60                  20,005,131.70             20.01
776 to 800                                   50                  18,638,478.00             18.64
801 to 825                                    8                   2,452,776.70              2.45
                                            ---                 --------------            ------
TOTAL:                                      263                 $99,985,819.03            100.00%
                                            ===                 ==============            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP II MORTGAGE LOANS
                                 As of 11/30/03

                                                                                        % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
GEOGRAPHIC AREA                         MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
---------------                         --------------         -----------------      -----------------
Alabama                                       5                $ 1,000,900.00               1.00%
Arizona                                       3                  1,872,700.00               1.87
Arkansas                                      1                    400,000.00               0.40
California                                   34                 21,273,133.18              21.28
Colorado                                      9                  4,202,099.92               4.20
Connecticut                                   3                  1,919,000.00               1.92
Delaware                                      4                  1,915,964.00               1.92
District of Columbia                          2                    500,000.00               0.50
Florida                                      34                 14,770,924.21              14.77
Georgia                                      15                  4,860,826.68               4.86
Illinois                                      5                  1,515,415.00               1.52
Indiana                                       4                    793,693.63               0.79
Iowa                                          2                    266,762.62               0.27
Kentucky                                      2                    244,207.59               0.24
Louisiana                                     2                    356,100.00               0.36
Maine                                         1                    364,500.00               0.36
Maryland                                      5                    902,728.93               0.90
Massachusetts                                 5                  2,616,175.00               2.62
Michigan                                      8                  1,931,833.37               1.93
Minnesota                                     2                  1,230,475.14               1.23
Missouri                                      3                  1,627,351.00               1.63
Montana                                       1                    320,000.00               0.32
Nevada                                        3                    615,400.00               0.62
New Hampshire                                 1                     75,000.00               0.08
New Jersey                                   19                  6,545,428.31               6.55
New York                                     19                  6,507,295.05               6.51
North Carolina                                8                  2,168,051.24               2.17
Ohio                                          8                  3,124,145.00               3.12
Oklahoma                                      2                    215,923.08               0.22
Oregon                                        1                    123,500.00               0.12
Pennsylvania                                  8                  3,011,945.32               3.01
South Carolina                               11                  3,119,347.28               3.12
Tennessee                                     5                  1,329,148.79               1.33
Texas                                        19                  5,099,387.75               5.10
Utah                                          1                    221,350.00               0.22
Vermont                                       1                    222,000.00               0.22
Virginia                                      4                    868,743.95               0.87
Virgin Islands                                1                    200,000.00               0.20
Washington                                    2                  1,654,362.99               1.65
                                            ---                --------------             ------
TOTAL:                                      263                $99,985,819.03             100.00%
                                            ===                ==============             ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP II MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
OCCUPANCY TYPE                          MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
---------------                         --------------         -----------------      -----------------
Primary                                       209                $80,639,544.32              80.65%
Second Home                                    35                 13,438,167.33              13.44
Investment                                     19                  5,908,107.38               5.91
                                              ---                --------------             ------
TOTAL:                                        263                $99,985,819.03             100.00%
                                              ===                ==============             ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
PROPERTY TYPE                           MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-------------                           --------------         -----------------      -----------------
Single Family                                 151                $56,692,716.92             56.70%
Planned Unit Development                        2                    215,395.24              0.22
Condominium                                    41                 12,672,396.70             12.67
Cooperative                                     6                  1,931,622.01              1.93
Two- to Four-Family                             2                  1,711,482.00              1.71
De Minimis PUD                                 61                 26,762,206.16             26.77
                                              ---                --------------            ------
TOTAL:                                        263                $99,985,819.03            100.00%
                                              ===                ==============            ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
LOAN PURPOSE                            MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
---------------                         --------------         -----------------      -----------------
Purchase                                       92                $38,679,981.39              38.69%
Refinance (No Cash-out)                        81                 25,683,327.67              25.69
Refinance (Cash-out)                           90                 35,622,509.97              35.63
                                              ---                --------------             ------
TOTAL:                                        263                $99,985,819.03             100.00%
                                              ===                ==============             ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP II MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
LOAN DOCUMENTATION                      MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------------------                      --------------         -----------------      -----------------
Full Documentation                           160                $68,383,681.46             68.39%
Alternative Documentation                     43                 12,854,311.43             12.86
Stated Documentation                          17                  6,069,109.53              6.07
No Income/No Ratio Documentation              43                 12,678,716.61             12.68
                                             ---                --------------            ------
TOTAL:                                       263                $99,985,819.03            100.00%
                                             ===                ==============            ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
CHANNEL                                 MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-------                                 --------------         -----------------      -----------------
Retail                                      241                 $92,073,060.83             92.09%
Correspondent                                19                   6,118,108.20              6.12
Broker                                        3                   1,794,650.00              1.79
                                            ---                 -------------             ------
TOTAL:                                      263                 $99,985,819.03            100.00%
                                            ===                 ==============            ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
MARGINS (%)                             MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-----------                             --------------         -----------------      -----------------
1.375                                         3                 $    795,000.00              0.80%
1.500                                         1                      493,500.00              0.49
1.625                                        55                   18,144,592.17             18.15
1.750                                         5                    1,654,270.00              1.65
1.875                                        11                    3,848,234.77              3.85
2.000                                       173                   69,538,613.89             69.55
2.125                                         5                    1,750,700.00              1.75
2.250                                        10                    3,760,908.20              3.76
                                            ---                 ---------------            ------
TOTAL:                                      263                 $ 99,985,819.03            100.00%
                                            ===                 ===============            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                             GROUP II MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)               MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-------------------------               --------------         -----------------      -----------------
12.000                                       263                $99,985,819.03              100.00%
                                             ---                --------------              ------
TOTAL:                                       263                $99,985,819.03              100.00%
                                             ===                ==============              ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE               MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-------------------------               --------------         -----------------      -----------------
February 2004                                  4                 $ 2,674,872.35             2.68%
March 2004                                    17                   4,494,796.02             4.50
April 2004                                    49                  14,176,738.05            14.18
May 2004                                     140                  60,407,207.48            60.42
June 2004                                     53                  18,232,205.13            18.23
                                             ---                 --------------           ------
TOTAL:                                       263                 $99,985,819.03           100.00%
                                             ===                 ==============           ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                            GROUP III MORTGAGE LOANS
                                 As of 11/30/03

Total Current Balance                                 $99,985,812.97
Total Number of Loans                                            262

                                  AVERAGE OR
                             WEIGHTED AVERAGE (1)         MINIMUM                MAXIMUM
                             --------------------       ----------            -------------
Current Balance                  $381,625.24            $37,195.98            $2,100,000.00
Original Balance                 $381,900.50            $37,623.00            $2,100,000.00

Loan Rate                              3.128%                2.500%                   3.500%
Servicing Fee                          0.250%                0.250%                   0.250%
Net Loan Rate                          2.878%                2.250%                   3.250%

Gross Margin                           1.922%                1.375%                   2.250%
Maximum Loan Rate                     12.000%               12.000%                  12.000%

Original LTV                           66.08%                15.66%                  100.00%
Effective LTV                          64.03%                15.66%                   95.00%

Credit Score                             727                   569                      812

Original Term (mos)                      300                   300                      300
Remaining Term (mos)                     299                   294                      300
Seasoning (mos)                            1                     0                        6

Next Rate Reset                            5                     1                        6
Rate Adj Freq                              6                     6                        6
First Rate Adj Freq                        6                     6                        6

IO Original Term                         120                   120                      120
IO Remaining Term                        119                   114                      120

Top State Concentrations ($)  CA(16.75%),FL(9.51%),NY(9.23%),NJ(8.74%),TX(6.55%)

First Pay Date                                     07/01/03               01/01/04
Rate Change Date                                   01/01/04               06/01/04
Maturity Date                                      06/01/28               12/01/28

(2) Based on current balances

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                            GROUP III MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
INDEX                                   MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------                                  --------------         -----------------      -----------------
Six-Month LIBOR                              262                $99,985,812.97             100.00%
                                             ---                --------------             ------
TOTAL:                                       262                $99,985,812.97             100.00%
                                             ===                ==============             ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
RANGE OF CUT-OFF DATE                      NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)           MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-----------------------------           --------------         -----------------      -----------------
0.01 to 100,000.00                            19                 $ 1,444,377.80              1.44%
100,000.01 to 200,000.00                      78                  11,603,449.85             11.61
200,000.01 to 300,000.00                      60                  14,497,285.91             14.50
300,000.01 to 400,000.00                      25                   8,439,617.59              8.44
400,000.01 to 500,000.00                      28                  12,506,023.69             12.51
500,000.01 to 600,000.00                      11                   6,060,006.35              6.06
600,000.01 to 700,000.00                       8                   5,124,164.00              5.12
700,000.01 to 800,000.00                       4                   3,098,000.00              3.10
800,000.01 to 900,000.00                       3                   2,596,630.00              2.60
900,000.01 to 1,000,000.00                     8                   7,597,773.05              7.60
1,000,000.01 to 1,100,000.00                   4                   4,216,500.00              4.22
1,100,000.01 to 1,200,000.00                   2                   2,281,085.74              2.28
1,200,000.01 to 1,300,000.00                   1                   1,214,999.99              1.22
1,300,000.01 to 1,400,000.00                   1                   1,355,900.00              1.36
1,400,000.01 to 1,500,000.00                   2                   2,995,000.00              3.00
1,500,000.01 to 2,000,000.00                   7                  12,854,999.00             12.86
2,000,000.01 to 2,500,000.00                   1                   2,100,000.00              2.10
                                             ---                 --------------            ------
TOTAL:                                       262                 $99,985,812.97            100.00%
                                             ===                 ==============            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-C

                            GROUP III MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
RANGE OF CURRENT                          NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
MORTGAGE RATES (%)                      MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------------------                      --------------         -----------------      -----------------
2.251 to 2.500                                 1                $ 1,100,000.00               1.10%
2.501 to 2.750                                25                 10,738,695.35              10.74
2.751 to 3.000                                41                 13,777,414.32              13.78
3.001 to 3.250                               179                 68,169,453.29              68.18
3.251 to 3.500                                16                  6,200,250.01               6.20
                                             ---                --------------             ------
TOTAL:                                       262                $99,985,812.97             100.00%
                                             ===                ==============             ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                           NUMBER OF           PRINCIPAL BALANCE      OUTSTANDING AS OF
REMAINING TERM (MONTHS)                 MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
-----------------------                 --------------         -----------------      -----------------
294                                             3               $ 2,035,830.89               2.04%
295                                             3                 1,532,761.94               1.53
296                                             3                 1,084,236.89               1.08
297                                            24                 8,733,246.60               8.73
298                                            44                15,874,181.41              15.88
299                                           141                55,200,918.24              55.21
300                                            44                15,524,637.00              15.53
                                              ---               --------------             ------
TOTAL:                                        262               $99,985,812.97             100.00%
                                              ===               ==============             ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
RANGE OF ORIGINAL                         NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)                MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
------------------------                --------------         -----------------      -----------------
10.01 to 20.00                                  1               $   289,800.00               0.29%
20.01 to 30.00                                 13                 3,505,472.26               3.51
30.01 to 40.00                                 12                 4,915,172.13               4.92
40.01 to 50.00                                 31                12,500,766.29              12.50
50.01 to 60.00                                 31                13,235,339.49              13.24
60.01 to 70.00                                 41                20,172,958.51              20.18
70.01 to 75.00                                 35                13,664,450.24              13.67
75.01 to 80.00                                 72                21,130,754.99              21.13
80.01 to 85.00                                  1                 1,004,000.00               1.00
85.01 to 90.00                                  9                 3,941,324.61               3.94
90.01 to 95.00                                  9                 1,787,336.41               1.79
95.01 to 100.00                                 7                 3,838,438.04               3.84
                                              ---               --------------             ------
TOTAL:                                        262               $99,985,812.97             100.00%
                                              ===               ==============             ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                            GROUP III MORTGAGE LOANS
                                 As of 11/30/03

                                                                                       % OF AGGREGATE
RANGE OF EFFECTIVE                                                 AGGREGATE          PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS                      NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
AT ORIGINATION (%)                      MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
--------------------                    --------------         -----------------      -----------------
10.01 to 20.00                                 1                $   289,800.00             0.29%
20.01 to 30.00                                13                  3,505,472.26             3.51
30.01 to 40.00                                12                  4,915,172.13             4.92
40.01 to 50.00                                32                 12,637,766.29            12.64
50.01 to 60.00                                31                 13,235,339.49            13.24
60.01 to 70.00                                56                 30,398,777.59            30.40
70.01 to 75.00                                32                 11,344,196.24            11.35
75.01 to 80.00                                71                 20,221,627.94            20.22
85.01 to 90.00                                 7                  2,151,324.62             2.15
90.01 to 95.00                                 7                  1,286,336.41             1.29
                                             ---                --------------           ------
TOTAL:                                       262                $99,985,812.97           100.00%
                                             ===                ==============           ======

                                                                                       % OF AGGREGATE
                                                                   AGGREGATE          PRINCIPAL BALANCE
                                          NUMBER OF            PRINCIPAL BALANCE      OUTSTANDING AS OF
RANGE OF CREDIT SCORES                  MORTGAGE LOANS            OUTSTANDING          THE CUT-OFF DATE
----------------------                  --------------         -----------------      -----------------
551 to 575                                    1                 $   260,000.00              0.26%
576 to 600                                    2                     434,800.00              0.43
601 to 625                                    3                   2,541,352.29              2.54
626 to 650                                    9                   4,373,156.35              4.37
651 to 675                                   23                   7,264,830.80              7.27
676 to 700                                   29                  12,956,831.90             12.96
701 to 725                                   43                  18,639,363.56             18.64
726 to 750                                   38                  17,572,939.91             17.58
751 to 775                                   58                  16,651,688.97             16.65
776 to 800                                   44                  16,267,628.19             16.27
801 to 825                                   12                   3,023,221.00              3.02
                                            ---                 --------------            ------
TOTAL:                                      262                 $99,985,812.97            100.00%
                                            ===                 ==============            ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                            GROUP III MORTGAGE LOANS
                                 As of 11/30/03

                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
GEOGRAPHIC AREA                          MORTGAGE LOANS                OUTSTANDING                 THE CUT-OFF DATE
---------------                          --------------             -----------------             -----------------
Alabama                                         4                    $   662,460.00                      0.66%
Alaska                                          2                        433,500.00                      0.43
Arizona                                         7                      1,918,350.00                      1.92
California                                     24                     16,745,347.75                     16.75
Colorado                                       10                      3,319,361.00                      3.32
Connecticut                                     5                      3,552,680.00                      3.55
Florida                                        26                      9,504,372.02                      9.51
Georgia                                        17                      3,411,728.90                      3.41
Illinois                                       10                      5,313,725.00                      5.31
Indiana                                         5                      1,234,073.11                      1.23
Iowa                                            1                        351,700.00                      0.35
Kansas                                          2                        379,576.81                      0.38
Kentucky                                        5                      1,010,070.80                      1.01
Louisiana                                       1                         37,195.98                      0.04
Maine                                           2                      1,029,000.00                      1.03
Maryland                                        3                        803,120.00                      0.80
Massachusetts                                   5                      3,030,998.00                      3.03
Michigan                                        9                      2,184,630.94                      2.18
Minnesota                                       3                        930,661.12                      0.93
Mississippi                                     1                        144,000.00                      0.14
Missouri                                        4                      1,349,400.00                      1.35
Nevada                                          9                      4,712,499.70                      4.71
New Hampshire                                   2                        424,842.96                      0.42
New Jersey                                     16                      8,741,704.59                      8.74
New Mexico                                      1                        150,000.00                      0.15
New York                                       17                      9,228,531.96                      9.23
North Carolina                                  5                        853,738.04                      0.85
North Dakota                                    1                        124,800.00                      0.12
Ohio                                           10                      2,630,163.00                      2.63
Oklahoma                                        4                        632,700.00                      0.63
Oregon                                          1                        262,250.00                      0.26
Pennsylvania                                    6                      1,583,390.00                      1.58
Rhode Island                                    1                        153,487.00                      0.15
South Carolina                                  3                      1,474,850.00                      1.48
Tennessee                                       3                        823,584.00                      0.82
Texas                                          20                      6,551,055.22                      6.55
Utah                                            1                        107,600.00                      0.11
Virginia                                       11                      2,995,243.58                      3.00
Virgin Islands                                  1                        118,000.00                      0.12
Washington                                      2                        719,058.27                      0.72
Wisconsin                                       2                        352,363.22                      0.35
                                              ---                    --------------                    ------
TOTAL:                                        262                    $99,985,812.97                    100.00%
                                              ===                    ==============                    ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                            GROUP III MORTGAGE LOANS
                                 As of 11/30/03

                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
OCCUPANCY TYPE                           MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
--------------                           --------------             -----------------             -----------------
Primary                                       223                    $ 84,669,933.24                    84.68%
Second Home                                    34                      14,637,379.73                    14.64
Investment                                      5                         678,500.00                     0.68
                                              ---                    ---------------                   ------
TOTAL:                                        262                    $ 99,985,812.97                   100.00%
                                              ===                    ===============                   ======

                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
PROPERTY TYPE                            MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
-------------                            --------------             -----------------             -----------------
Single Family                                 148                    $ 60,166,896.49                    60.18%
Planned Unit Development                        6                       1,087,817.00                     1.09
Condominium                                    27                       8,411,524.20                     8.41
Cooperative                                     5                       1,890,374.65                     1.89
Two- to Four-Family                             2                         300,500.00                     0.30
De Minimis PUD                                 74                      28,128,700.63                    28.13
                                              ---                    ---------------                   ------
TOTAL:                                        262                    $ 99,985,812.97                   100.00%
                                              ===                    ===============                   ======



                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
LOAN PURPOSE                             MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
------------                             --------------             -----------------             -----------------
Purchase                                       70                    $ 31,579,197.45                    31.58%
Refinance (No Cash-out)                       107                      31,769,267.11                    31.77
Refinance (Cash-out)                           85                      36,637,348.41                    36.64
                                              ---                    ---------------                   ------
TOTAL:                                        262                    $ 99,985,812.97                   100.00%
                                              ===                    ===============                   ======



                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
LOAN DOCUMENTATION                       MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
------------------                       --------------             -----------------             -----------------
Full Documentation                            151                    $ 66,887,605.65                    66.90%
Alternative Documentation                      45                      13,589,769.58                    13.59
Stated Documentation                           19                       5,096,632.69                     5.10
No Income/No Ratio Documentation               47                      14,411,805.05                    14.41
                                              ---                    ---------------                   ------
TOTAL:                                        262                    $ 99,985,812.97                   100.00%
                                              ===                    ===============                   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                            GROUP III MORTGAGE LOANS
                                 As of 11/30/03

                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
CHANNEL                                  MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
-------                                  --------------             -----------------             -----------------
Retail                                        237                    $ 91,587,587.07                    91.60%
Correspondent                                  20                       6,211,765.90                     6.21
Broker                                          5                       2,186,460.00                     2.19
                                              ---                    ---------------                   ------
TOTAL:                                        262                    $ 99,985,812.97                   100.00%
                                              ===                    ===============                   ======

                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
MARGINS (%)                              MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
-----------                              --------------             -----------------             -----------------
1.375                                           2                    $  1,705,744.00                     1.71%
1.625                                          52                      19,433,555.35                    19.44
1.750                                           6                       2,371,386.90                     2.37
1.875                                           8                       3,496,930.92                     3.50
2.000                                         173                      64,772,394.90                    64.78
2.125                                           9                       3,645,010.89                     3.65
2.250                                          12                       4,560,790.01                     4.56
                                              ---                    ---------------                   ------
TOTAL:                                        262                    $ 99,985,812.97                   100.00%
                                              ===                    ===============                   ======

                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)                MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
-------------------------                --------------             -----------------             -----------------
12.000                                        262                    $ 99,985,812.97                   100.00%
                                              ---                    ---------------                   ------
TOTAL:                                        262                    $ 99,985,812.97                   100.00%
                                              ===                    ===============                   ======


                                                                                                   % OF AGGREGATE
                                                                        AGGREGATE                 PRINCIPAL BALANCE
                                           NUMBER OF                PRINCIPAL BALANCE             OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE                MORTGAGE LOANS                OUTSTANDING                THE CUT-OFF DATE
-------------------------                --------------             -----------------             -----------------
January 2004                                    3                    $  1,532,761.94                     1.53%
February 2004                                   3                       1,084,236.89                     1.08
March 2004                                     24                       8,733,246.60                     8.73
April 2004                                     44                      15,874,181.41                    15.88
May 2004                                      141                      55,200,918.24                    55.21
June 2004                                      47                      17,560,467.89                    17.56
                                              ---                    ---------------                   ------
TOTAL:                                        262                    $ 99,985,812.97                   100.00%
                                              ===                    ===============                   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

TO MATURITY

       PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                                  10% CPR       20% CPR       35% CPR         40% CPR        50% CPR
------------------                          -------       -------       -------         -------        -------
Initial Percentage                            100           100           100             100            100
December 25, 2004                              90            79            64              59             48
December 25, 2005                              80            63            41              34             24
December 25, 2006                              72            50            26              20             11
December 25, 2007                              65            40            17              12              6
December 25, 2008                              58            32            11               7              3
December 25, 2009                              52            25             7               4              1
December 25, 2010                              46            20             5               3              1
December 25, 2011                              42            16             3               2              *
December 25, 2012                              38            13             2               1              *
December 25, 2013                              34            10             1               1              *
December 25, 2014                              29             8             1               *              *
December 25, 2015                              24             6             *               *              *
December 25, 2016                              20             4             *               *              *
December 25, 2017                              17             3             *               *              *
December 25, 2018                              14             2             *               *              *
December 25, 2019                              12             2             *               *              *
December 25, 2020                               9             1             *               *              *
December 25, 2021                               8             1             *               *              *
December 25, 2022                               6             1             *               *              *
December 25, 2023                               4             *             *               *              *
December 25, 2024                               3             *             *               *              *
December 25, 2025                               2             *             *               *              *
December 25, 2026                               1             *             *               *              *
December 25, 2027                               1             *             *               *              *
December 25, 2028                               0             0             0               0              0

WAL                                          7.80          4.31          2.30            1.94           1.44

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

TO MATURITY

       PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                                  10% CPR       20% CPR       35% CPR         40% CPR        50% CPR
------------------                          -------       -------       -------         -------        -------
Initial Percentage                             100          100           100             100            100
December 25, 2004                               90           79            64              59             48
December 25, 2005                               80           63            41              34             24
December 25, 2006                               72           50            26              20             11
December 25, 2007                               65           40            17              12              6
December 25, 2008                               58           32            11               7              3
December 25, 2009                               52           25             7               4              1
December 25, 2010                               46           20             5               3              1
December 25, 2011                               42           16             3               2              *
December 25, 2012                               38           13             2               1              *
December 25, 2013                               34           10             1               1              *
December 25, 2014                               29            8             1               *              *
December 25, 2015                               24            6             *               *              *
December 25, 2016                               20            4             *               *              *
December 25, 2017                               17            3             *               *              *
December 25, 2018                               14            2             *               *              *
December 25, 2019                               12            2             *               *              *
December 25, 2020                                9            1             *               *              *
December 25, 2021                                8            1             *               *              *
December 25, 2022                                6            1             *               *              *
December 25, 2023                                4            *             *               *              *
December 25, 2024                                3            *             *               *              *
December 25, 2025                                2            *             *               *              *
December 25, 2026                                1            *             *               *              *
December 25, 2027                                1            *             *               *              *
December 25, 2028                                0            0             0               0              0

WAL                                           7.80         4.31          2.30            1.94           1.44

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

TO MATURITY

       PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                                  10% CPR       20% CPR       35% CPR         40% CPR        50% CPR
------------------                          -------       -------       -------         -------        -------
Initial Percentage                             100          100           100             100            100
December 25, 2004                               90           79            64              59             48
December 25, 2005                               80           63            41              34             24
December 25, 2006                               72           50            26              20             11
December 25, 2007                               65           40            17              12              6
December 25, 2008                               58           32            11               7              3
December 25, 2009                               52           25             7               4              1
December 25, 2010                               46           20             5               3              1
December 25, 2011                               42           16             3               2              *
December 25, 2012                               38           13             2               1              *
December 25, 2013                               34           10             1               1              *
December 25, 2014                               29            8             1               *              *
December 25, 2015                               24            6             *               *              *
December 25, 2016                               20            4             *               *              *
December 25, 2017                               17            3             *               *              *
December 25, 2018                               14            2             *               *              *
December 25, 2019                               12            2             *               *              *
December 25, 2020                                9            1             *               *              *
December 25, 2021                                8            1             *               *              *
December 25, 2022                                6            1             *               *              *
December 25, 2023                                4            *             *               *              *
December 25, 2024                                3            *             *               *              *
December 25, 2025                                2            *             *               *              *
December 25, 2026                                1            *             *               *              *
December 25, 2027                                1            *             *               *              *
December 25, 2028                                0            0             0               0              0

WAL                                           7.80         4.31          2.30            1.94           1.44

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

TO MATURITY

       PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                                  10% CPR       20% CPR       35% CPR         40% CPR        50% CPR
------------------                          -------       -------       -------         -------        -------
Initial Percentage                             100          100           100             100            100
December 25, 2004                              100          100           100             100            100
December 25, 2005                              100          100            93              86             71
December 25, 2006                              100          100            75              67             51
December 25, 2007                              100           83            49              40             25
December 25, 2008                              100           66            32              24             13
December 25, 2009                              100           53            21              14              6
December 25, 2010                               96           43            13               9              3
December 25, 2011                               86           34             9               5              2
December 25, 2012                               78           27             6               3              1
December 25, 2013                               69           22             4               2              *
December 25, 2014                               59           16             2               1              *
December 25, 2015                               50           12             1               1              *
December 25, 2016                               42            9             1               *              *
December 25, 2017                               35            7             1               *              *
December 25, 2018                               29            5             *               *              *
December 25, 2019                               24            4             *               *              *
December 25, 2020                               20            3             *               *              *
December 25, 2021                               16            2             *               *              *
December 25, 2022                               12            1             *               *              *
December 25, 2023                                9            1             *               *              *
December 25, 2024                                7            1             *               *              *
December 25, 2025                                5            *             *               *              *
December 25, 2026                                3            *             *               *              *
December 25, 2027                                1            *             *               *              *
December 25, 2028                                0            0             0               0              0

WAL                                          12.97         7.44          4.61            4.08           3.23

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

TO MATURITY

       PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                                  10% CPR       20% CPR       35% CPR         40% CPR        50% CPR
------------------                          -------       -------       -------         -------        -------
Initial Percentage                             100          100           100             100            100
December 25, 2004                              100          100           100             100            100
December 25, 2005                              100          100            93              86             71
December 25, 2006                              100          100            75              67             51
December 25, 2007                              100           83            49              40             25
December 25, 2008                              100           66            32              24             13
December 25, 2009                              100           53            21              14              6
December 25, 2010                               96           43            13               9              3
December 25, 2011                               86           34             9               5              2
December 25, 2012                               78           27             6               3              1
December 25, 2013                               69           22             4               2              *
December 25, 2014                               59           16             2               1              *
December 25, 2015                               50           12             1               1              *
December 25, 2016                               42            9             1               *              *
December 25, 2017                               35            7             1               *              *
December 25, 2018                               29            5             *               *              *
December 25, 2019                               24            4             *               *              *
December 25, 2020                               20            3             *               *              *
December 25, 2021                               16            2             *               *              *
December 25, 2022                               12            1             *               *              *
December 25, 2023                                9            1             *               *              *
December 25, 2024                                7            1             *               *              *
December 25, 2025                                5            *             *               *              *
December 25, 2026                                3            *             *               *              *
December 25, 2027                                1            *             *               *              *
December 25, 2028                                0            0             0               0              0

WAL                                          12.97         7.44          4.61            4.08           3.23

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

                     CLASS X-A-1 NOTIONAL SCHEDULED BALANCE

        DISTRIBUTION                       GROUP 1                            GROUP 2
PERIOD      DATE              NOTIONAL SCHEDULED BALANCE ($)       NOTIONAL SCHEDULED BALANCE ($)
-------------------------------------------------------------------------------------------------
  1      25-Jan-2004                   526,749,900.00                     100,000,000.00
  2      25-Feb-2004                   507,581,592.70                      96,361,004.46
  3      25-Mar-2004                   489,089,099.17                      92,850,326.69
  4      25-Apr-2004                   471,248,685.44                      89,463,441.97
  5      25-May-2004                   454,037,357.95                      86,195,985.11
  6      25-Jun-2004                   437,432,933.96                      83,043,744.87
  7      25-Jul-2004                   421,414,012.91                      80,002,658.50
  8      25-Aug-2004                   405,959,948.88                      77,068,806.50
  9      25-Sep-2004                   391,050,823.96                      74,238,407.60
 10      25-Oct-2004                   376,667,422.58                      71,507,813.83
 11      25-Nov-2004                   362,791,206.74                      68,873,505.90
 12      25-Dec-2004                   349,404,292.14                      66,332,088.57
 13      25-Jan-2005                   336,489,425.10                      63,880,286.35
 14      25-Feb-2005                   324,029,960.36                      61,514,939.25
 15      25-Mar-2005                   312,009,839.56                      59,232,998.70
 16      25-Apr-2005                   300,413,570.64                      57,031,523.63
 17      25-May-2005                   289,226,207.77                      54,907,676.67
 18      25-Jun-2005                   278,433,332.18                      52,858,720.52
 19      25-Jul-2005                   268,021,033.50                      50,882,014.38
 20      25-Aug-2005                   257,975,891.88                      48,975,010.58
 21      25-Sep-2005                   248,284,960.68                      47,135,251.29
 22      25-Oct-2005                   239,232,860.09                      45,416,769.78
 23      25-Nov-2005                   230,505,191.78                      43,759,879.58
 24      25-Dec-2005                   222,090,423.29                      42,162,391.36
 25      25-Jan-2006                   213,977,430.48                      40,622,193.25
 26      25-Feb-2006                   206,155,483.04                      39,137,248.19
 27      25-Mar-2006                   198,614,230.60                      37,705,591.22
 28      25-Apr-2006                   191,343,689.34                      36,325,326.97
 29      25-May-2006                   184,334,228.96                      34,994,627.21
 30      25-Jun-2006                   177,576,560.26                      33,711,728.44
 31      25-Jul-2006                   171,061,723.06                      32,474,929.62
 32      25-Aug-2006                   164,781,074.56                      31,282,589.98
 33      25-Sep-2006                   158,726,278.13                      30,133,126.86
 34      25-Oct-2006                   152,889,292.50                      29,025,013.69
 35      25-Nov-2006                   147,262,361.31                      27,956,777.96
 36      25-Dec-2006                   141,838,003.06                      26,926,999.37
 37      25-Jan-2007                   136,609,001.34                      25,934,307.93
 38      25-Feb-2007                   131,791,913.58                      25,019,815.63
 39      25-Mar-2007                   127,144,685.32                      24,137,570.03
 40      25-Apr-2007                   122,661,326.98                      23,286,434.06
 41      25-May-2007                   118,336,060.22                      22,465,310.73
 42      25-Jun-2007                   114,163,310.43                      21,673,141.74
 43      25-Jul-2007                   110,137,699.58                      20,908,906.11
 44      25-Aug-2007                   106,254,039.26                      20,171,618.84
 45      25-Sep-2007                   102,507,324.06                      19,460,329.71
 46      25-Oct-2007                    98,892,725.01                      18,774,121.95
 47      25-Nov-2007                    95,405,583.46                      18,112,111.15
 48      25-Dec-2007                    92,041,405.03                      17,473,444.10
 49      25-Jan-2008                             0.00                               0.00
-------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

DISCOUNT MARGIN TABLE (TO CALL)

                   10%             20%             35%              40%             50%
                   CPR             CPR             CPR              CPR             CPR
                 TO CALL         TO CALL         TO CALL          TO CALL         TO CALL
-------------------------------------------------------------------------------------------
               DISC MARGIN     DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN
===========================================================================================
A-1
         100       32               32              32              32               32

         WAL      7.49             3.99            2.08            1.76             1.30

     PAYMENT
      WINDOW  Jan04 - Nov20   JAN04 - MAR14   Jan04 - May09    Jan04 - Jul08   Jan04 - Apr07
--------------------------------------------------------------------------------------------
A-2
         100       34               34              34              34               34

         WAL      7.49             3.99            2.08            1.76             1.30

     PAYMENT
      WINDOW  Jan04 - Nov20   JAN04 - MAR14   Jan04 - May09    Jan04 - Jul08   Jan04 - Apr07
--------------------------------------------------------------------------------------------
B-1
100                55               55              55              55               55

 WAL              12.32            6.77            4.00            3.49             2.63

 PAYMENT
WINDOW        Aug10 - Nov20   MAR07 - MAR14   Sep05 - May09    Jun05 - Jul08   Jan05 - Apr07
--------------------------------------------------------------------------------------------
B-2
100                130             130             130              130             130

 WAL              12.32            6.77            4.00            3.49             2.63

 PAYMENT
WINDOW        Aug10 - Nov20   MAR07 - MAR14   Sep05 - May09    Jun05 - Jul08   Jan05 - Apr07
--------------------------------------------------------------------------------------------

YIELD (TO CALL)

                   10%             20%             35%              40%             50%
                   CPR             CPR             CPR              CPR             CPR
                 TO CALL         TO CALL         TO CALL          TO CALL         TO CALL
--------------------------------------------------------------------------------------------
                  YIELD           YIELD           YIELD            YIELD           YIELD
 X-A-1
1.72193           4.25             4.25            4.25           (3.60)          (24.74)

WAL                1.9              1.9            1.9              1.7              1.3

 MOD
DURATION          1.40             1.40            1.4             1.45             1.49
--------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

BOND EQUIVALENT MARGIN (TO CALL)*

                  10%          20%              35%            40%              50%
                  CPR          CPR              CPR            CPR              CPR
                TO CALL      TO CALL          TO CALL        TO CALL          TO CALL
----------------------------------------------------------------------------------------
                 BEEM          BEEM            BEEM           BEEM             BEEM
========================================================================================
A-3**
103               119            82               9            (18)             (81)

 WAL             7.49          3.99            2.08           1.76             1.30

PAYMENT
WINDOW      Jan04 - Nov20  Jan04 - Mar14   Jan04 - May09  Jan04 - Jul08    Jan04 - Apr07
----------------------------------------------------------------------------------------

*Assume 1 Month LIBOR is 1.17% and 6 Month LIBOR is 1.27%

**Bond Equivalent Margin is calculated off 6 Month LIBOR.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

DISCOUNT MARGIN TABLE (TO MATURITY)

                   10%             20%             35%              40%             50%
                   CPR             CPR             CPR              CPR             CPR
               TO MATURITY     TO MATURITY     TO MATURITY      TO MATURITY     TO MATURITY
-------------------------------------------------------------------------------------------
               DISC MARGIN     DISC MARGIN     DISC MARGIN      DISC MARGIN     DISC MARGIN
===========================================================================================
A-1
         100       33               34              35              35               35

         WAL      7.80             4.31            2.30            1.94             1.44

     PAYMENT
      WINDOW  Jan04 - Nov28   JAN04 - NOV28   Jan04 - Nov28    Jan04 - Nov28   Jan04 - Nov28
--------------------------------------------------------------------------------------------
A-2
         100       35               36              37              36               37

         WAL      7.80             4.31            2.30            1.94             1.44

     PAYMENT
      WINDOW  Jan04 - Nov28   JAN04 - NOV28   Jan04 - Nov28    Jan04 - Aug28   Jan04 - Nov28
--------------------------------------------------------------------------------------------
B-1
100                56               57              58              59               60

 WAL              12.97            7.44            4.61            4.08             3.23

 PAYMENT
WINDOW        Aug10 - Nov28   MAR07 - NOV28   Sep05 - Nov28    Jun05 - Nov28   Jan05 - Nov28
--------------------------------------------------------------------------------------------
B-2
100                132             135             138              139             141

 WAL              12.97            7.44            4.61            4.08             3.23

 PAYMENT
WINDOW        Aug10 - Nov28   MAR07 - NOV28   Sep05 - Nov28    Jun05 - Nov28   Jan05 - Nov28
--------------------------------------------------------------------------------------------

YIELD (TO MATURITY)

                   10%             20%             35%              40%             50%
                   CPR             CPR             CPR              CPR             CPR
               TO MATURITY     TO MATURITY     TO MATURITY      TO MATURITY     TO MATURITY
-------------------------------------------------------------------------------------------
                  YIELD           YIELD           YIELD            YIELD           YIELD
 X-A-1
1.72193           4.25             4.25            4.25           (3.60)          (20.38)

WAL                1.9              1.9             1.9             1.7             1.35

 MOD
DURATION          1.40             1.40            1.40            1.45             1.57
-------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2003-H

BOND EQUIVALENT MARGIN (TO MATURITY)*

                 10%             20%            35%              40%              50%
                 CPR             CPR            CPR              CPR              CPR
             TO MATURITY     TO MATURITY    TO MATURITY      TO MATURITY      TO MATURITY
------------------------------------------------------------------------------------------
                BEEM            BEEM           BEEM             BEEM             BEEM
==========================================================================================
A-3**
103              121               87            23               (2)             (59)

 WAL             7.8             4.31           2.3             1.94             1.44

PAYMENT
WINDOW      Jan04 - Nov28   Jan04 - Nov28  Jan04 - Nov28    Jan04 - Nov28    Jan04 - Nov28
------------------------------------------------------------------------------------------

*Assume 1 Month LIBOR is 1.17% and 6 Month LIBOR is 1.27%

**Bond Equivalent Margin is calculated off 6 Month LIBOR.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.